UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2025

Curbline Properties Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-42265	93-4224532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Park Avenue
New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 755-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CURB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2025, Curbline Properties Corp. (the “Company”) and Curbline TRS LLC, a subsidiary of the Company (“Curbline TRS”), entered into, amendments (the “Amendments”) with each of Conor M. Fennerty, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, John Cattonar, the Company’s Executive Vice President and Chief Investment Officer, and Lesley H. Solomon, the Company’s Executive Vice President, General Counsel and Secretary (each an “Executive” and together, the “Executives”) to their respective employment agreements, dated as of September 1, 2024, by and among the Company, Curbline TRS, SITE Centers Corp. and the Executive (the “Employment Agreements”).

The Compensation Committee of the Board of Directors of the Company approved the Amendments to adopt a consistent maximum percentage that the Company’s executive officers may earn pursuant to their annual performance-based equity awards. Accordingly, the Amendments align the maximum percentage that can be earned by the Executives pursuant to their annual performance-based equity awards with the maximum percentage that can be earned by the Company’s President and Chief Executive Officer, which is 250% of the target amount.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments attached hereto as Exhibits 10.1, 10.2 and 10.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	First Amendment, dated as of September 26, 2025, to Assigned Employment Agreement, dated as of September 1, 2024, by and among Curbline Properties Corp., Curbline TRS LLC, and Conor M. Fennerty
10.2	First Amendment, dated as of September 26, 2025, to Assigned Employment Agreement, dated as of September 1, 2024, by and among Curbline Properties Corp., Curbline TRS LLC, and John Cattonar
10.3	First Amendment, dated as of September 26, 2025, to Assigned Employment Agreement, dated as of September 1, 2024, by and among Curbline Properties Corp., Curbline TRS LLC, and Lesley H. Solomon
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURBLINE PROPERTIES CORP.

Date:	September 29, 2025	By:	/s/ Lesley H. Solomon
Name: Lesley H. Solomon Title: Executive Vice President, General Counsel and Secretary